Exhibit 10.1

EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
AND LIMITED CONSENT

This Eighth Amendment to Second Amended and Restated Credit Agreement and Limited Consent (this “Amendment”) is dated as of September 17, 2013, and is by and among Clayton Williams Energy, Inc., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower as Guarantors, the Lenders party hereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders entered into that certain Second Amended and Restated Credit Agreement dated as of November 29, 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend Section 7.13(b) to increase the maximum permitted Consolidated Leverage Ratio to 4.50 to 1.00 for a specified period, and the Administrative Agent and the Lenders (or at least the Majority Lenders) have agreed to do so on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.        Amendments to the Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1          Amended Definition.  The following definition shall be and it hereby is added to Section 1.01 of the Credit Agreement in alphabetical order:

“Qualified Senior Notes Offering” means the issuance of Senior Notes by the Borrower permitted in accordance with the terms of this Agreement resulting in the receipt by Borrower of not less than $150,000,000 in gross proceeds on or before December 31, 2013, and calculated without including any such proceeds applied as a Permitted Refinancing of existing Senior Notes.

1.2          Amendment to Section 7.13(b).  Section 7.13(b) of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

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(b)           Leverage Ratio.  The Borrower will not permit the Consolidated Leverage Ratio as of the last day of any fiscal quarter ending on or after the Effective Date to be greater than 4.00 to 1.00; provided that, with respect to the period from the date the Borrower consummates a Qualified Senior Notes Offering to and including the fiscal quarter ending on or about December 31, 2014, the Borrower will not permit the Consolidated Leverage Ratio as of the last day of any fiscal quarter during such period to be greater than 4.50 to 1.00.

SECTION 2.        Conditions.  The amendments to the Credit Agreement set forth in Section 1 of this Amendment shall be effective on the date that all of the conditions set forth in this Section 2 have been satisfied (such date the “Eighth Amendment Effective Date”).

2.1          Execution and Delivery.  The Borrower, each Guarantor and the Lenders (or at least the Majority Lenders) shall have executed and delivered this Amendment, all in form and substance satisfactory to the Administrative Agent.

2.2          No Default.  No Default shall have occurred and be continuing.

SECTION 3.        Representations and Warranties of the Borrower.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

3.1          Reaffirmation of Representations and Warranties.  After giving effect to the amendments herein, each representation and warranty of the Borrower or any Guarantor contained in the Credit Agreement or in any of the other Loan Documents is true and correct in all material respects on the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date).

3.2          Corporate Authority; No Conflicts.  The execution, delivery and performance by the Borrower and each Guarantor (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within the Borrower’s or such Guarantor’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon the Borrower or any Guarantor or result in the creation or imposition of any Lien upon any of the assets of the Borrower or any Guarantor except as otherwise permitted in the Credit Agreement.

3.3          Enforceability.  This Amendment constitutes the valid and binding obligation of the Borrower and each Guarantor enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

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SECTION 4.        Miscellaneous.

4.1          Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect.  Each Credit Party hereby agrees that the amendments and modifications herein contained shall not impair its liabilities, duties and obligations under the Credit Agreement and the other Loan Documents to which it is a party or the Liens granted by it securing the payment and performance thereof.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Issuing Bank or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.  Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

4.2          Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3          Legal Expenses.  The Borrower hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.4          Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  However, this Amendment shall bind no party until the Borrower, the Guarantors, the Lenders (or at least the requisite percentage thereof), and the Administrative Agent have executed a counterpart.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

4.5          Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6          Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

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4.7          Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of Page Intentionally Blank.  Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

CLAYTON WILLIAMS ENERGY, INC.
a Delaware corporation

By:	/s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

GUARANTORS:

SOUTHWEST ROYALTIES, INC.

WARRIOR GAS CO.

CWEI ACQUISITIONS, INC.

ROMERE PASS ACQUISITION L.L.C.
 CWEI ROMERE PASS ACQUISITION CORP.

BLUE HEEL COMPANY

TEX-HAL PARTNERS, INC.

DESTA DRILLING GP, LLC

WEST COAST ENERGY PROPERTIES GP, LLC

CLAJON INDUSTRIAL GAS, INC.

CLAYTON WILLIAMS PIPELINE CORPORATION

By:	/s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

DESTA DRILLING, L.P. a Texas limited partnership

By:	Desta Drilling GP, LLC, its general partner

By:	/s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

SWR VPP, LLC a Texas limited liability company

By:	Southwest Royalties, Inc., its sole member

By:	/s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Mark E. Olson
	Name:	Mark E. Olson
	Title:	Authorized Officer

UNION BANK, N.A.,
as Co-Documentation Agent and a Lender

By:	/s/ Rachel Bowman
	Name:	Rachel Bowman
	Title:	Vice President

WELLS FARGO BANK, N.A.
as Co-Documentation Agent and a Lender

By:	/s/ Juan Carlos Sandoval
	Name:	Juan Carlos Sandoval
	Title:	Director

NATIXIS (formerly Natexis Banques Populaires),
as a Lender

By:	/s/ Stuart Murray
	Name:	Stuart Murray
	Title:	Managing Director

By:	/s/ Mary Lou Allen
	Name:	Mary Lou Allen
	Title:	Director

COMPASS BANK,
as a Lender

By:	/s/ James Neblett
	Name:	James Neblett
	Title:	Vice President

FROST BANK,
as a Lender

By:	/s/ Alex Zemkoski
	Name:	Alex Zemkoski
	Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Joseph Scott
	Name:	Joseph Scott
	Title:	Senior Vice President

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director

By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director

THE ROYAL BANK OF SCOTLAND plc,
as a Lender

By:	/s/ Sanjay Remond
	Name:	Sanjay Remond
	Title:	Authorised Signatory

FIFTH THIRD BANK,
as a Lender

By:	/s/ Richard Butler
	Name:	Richard Butler
	Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Tara McLean
	Name:	Tara McLean
	Title:	Vice President

WHITNEY BANK,
as a Lender

By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Senior Vice President